UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 29, 2012

EMTEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32789	87-0273300
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Diamond Road, Springfield, NJ 07081
(Address of principal executive offices)   (Zip Code)

(973) 376-4242
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Amendment No. 2 to Subordinated Loan Agreement

On August 29, 2012, Emtec, Inc. (the “Registrant”) and certain of the Registrant’s direct and indirect subsidiaries (the “Subsidiaries”) entered into Amendment No. 2 (the “Amendment”) to the Amended and Restated Subordinated Loan Agreement (the “Loan Agreement”) with NewSpring SBIC Mezzanine Capital II, L.P. (“NewSpring”) and Peachtree II, L.P. (“Peachtree,” together with NewSpring, the “Investors”) and NewSpring in its capacity as collateral agent for the Investors (the “Collateral Agent”), pursuant to which the Investors and the Collateral Agent have agreed to make certain modifications to the Loan Agreement.

The modifications provided for in the Amendment, among other things, (1) amend the definition of “Fixed Charge Coverage Ratio” to allow the Registrant to fully offset the amount of cash taxes paid by any tax refunds received, (2) amend at restate  the requirments under the financial rations and covenants in there entirety as follows: (a) require the Registrant and the Subsidiaries to maintain: (i) as of the last Business Day (as defined in the Loan Agreement) of the fiscal quarter ending August 31, 2012, a ratio of Total Funded Senior Debt (as defined in the Loan Agreement) on such date to Pro Forma Adjusted EBITDA (as defined in the Loan Agreement) on a trailing 12 months basis for such period of not greater than 4.5 to 1.0,  (ii) thereafter as of the last Business Day of each fiscal quarter ending on February 28th, May 31st and August 31st of each fiscal year, a ratio of Total Funded Senior Debt on such date to Pro Forma Adjusted EBITDA on a trailing 12 months basis for such period of not greater than 3.75 to 1.0, (c) eliminate the requirement for the Registrant and the Subsidiaries to test as of the last Business Day (as defined in the Loan Agreement) of the last Business Day of each fiscal quarter ending on November, 30 of each fiscal year, a ratio of Total Funded Senior Debt on such date to Pro Forma Adjusted EBITDA on a trailing 12 months basis for such period and (d) require the Registrant and the Subsidiaries to maintain, as of the last Business Day of each fiscal quarter on a trailing 12 months basis, a Fixed Charge Coverage Ratio of not less than 1.25 to 1.0.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
10.1
Amendment No. 2 to Amended and Restated Subordinated Loan Agreement by and among the Registrant, its subsidiaries, NewSpring SBIC Mezzanine Capital II, L.P. and Peachtree II, L.P., dated August 29, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMTEC, INC.
Date: August 31, 2012	By:	/s/ Gregory P. Chandler
Name: Gregory P. Chandler
Title: Chief Financial Officer